UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2024
____________________

CONCRETE PUMPING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
____________________

Delaware	001-38166	83-1779605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 E. 84th Avenue, Suite A-5
Thornton, Colorado 80229
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 289-7497

N/A
(Former name or former address, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BBCP	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 11, 2024, Concrete Pumping Holdings, Inc. (the “Company,” “our” or “we”) held the 2024 annual meeting of its stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the matters set forth below.

1.	Election of Directors

Our stockholders elected each of Bruce Young, M. Brent Stevens, Tom Armstrong, and Ryan Beres as Class III directors to serve until the 2027 annual meeting of stockholders and until his or her successor has been duly elected and qualified. We set forth below the results of the stockholder vote for each director nominee:

Director	Votes For	Votes Withheld	Broker Non-Votes
Bruce Young	41,325,760	4,360,263	5,401,439
M. Brent Stevens	39,296,960	6,389,063	5,401,439
Tom Armstrong	39,846,224	5,839,799	5,401,439
Ryan Beres	38,863,528	6,822,495	5,401,439

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of PricewaterhouseCoopers, LLP as our independent registered public accounting firm for our 2024 fiscal year. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions
50,690,989	396,203	270

3.	Approval of, on a non-binding, advisory basis, the compensation of the Company’s named executive officers

Our stockholders approved, on a non-binding, advisory basis, the compensation of our named executive officers. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,521,305	1,133,914	30,804	5,401,439

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCRETE PUMPING HOLDINGS, iNC.

By:	/s/ Iain Humphries
Name: Iain Humphries
Title: Chief Financial Officer and Secretary
Dated: April 12, 2024